                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
               ----------------------------------
                    Washington, D.C. 20549



                         FORM 8K/ A-1



                        Current Report
              Pursuant to Section 13 or 15(d) the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 20, 1996 (Amending form 8K filed on December 22, 1995 to report event on December 8,
1995)


                    ABLE TELCOM HOLDING CORP.
       (Exact name of registrant as specified in its charter)


         FLORIDA             0-21986                 65-0013218
         -------             -------                 ----------
     (State or other         (Commission           (IRS Employer
     jurisdiction of          File No.)             identification
     incorporation or                                    No.)
      organization)

                          1601 Forum Place
                             Suite 1110
                   West Palm Beach, Florida  33401
               (Address of principal executive offices)

                          (407) 688-0400
          (Registrant's telephone number, including area code)




                      This document contains 7 pages.

                         ABLE TELCOM HOLDING CORP.
                            AND SUBSIDIARIES

Item 7.       Pro Forma Financial Information

On December 8, 1995, the Registrant, through its wholly-owned subsidiary H.C. Investments, Inc., completed the acquisition of all of the issued and outstanding stock of H. C. Connell, Inc. ("Connell"), a Florida corporation, from H.C. and Lois Connell, for a combination of cash and promissory notes.

The following Pro Forma Combined Balance Sheet of the Registrant has been prepared by management of the Registrant based upon the balance sheet of the Registrant as of October 31, 1995 and of Connell as of November 30, 1995. The Pro Forma Combined Statement of Income was prepared based upon the statement of income for the Registrant for the 12 months ended October 31, 1995 and, for Connell, for the twelve months ended June 30, 1995 and five months ended November 30, 1995, excluding revenues and net income ro forma statements give effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to pro forma combined financial statements. The Pro Forma Combined Balance Sheet gives effect to the acquisition as if it had occurred as of October 31, 1995. The Pro Forma Combined Statement of Income for the year ended October 31, 1995 gives effect to the acquisition as if it had occurred as of November 1, 1994.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma combined financial statements do not purport to represent what the combined companies' financial position or results of operations would actually have been had the acquisition occurred on such date or as of the beginning of the period indicated, or to project the combined companies' financial position or results of operations for any future period.

                        ABLE TELCOM HOLDING CORP.
                           AND SUBSIDIARIES

              Pro Forma Combined Balance Sheets (Unaudited)
_______________________________________________________________________________


                        Able Telcom
                        Holding Corp.
                            and       H.C.Connell,
                        Subsidiaries      Inc.

                         October 31,  November 30,          Pro Forma
                            1995         1995       ---------------------------
ASSETS                                              Adjustments    Combined
-------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash and equivalents   $ 2,952,239    $  419,351    $(160,331)(A) $  3,211,259
 Investments, net           571,875             -                       571,875
 Accounts receivable,
  net                    10,529,124     1,437,543                    11,966,667
 Inventories              3,535,622             -                     3,535,622
 Prepaid expenses and
  other                     831,908       291,778                     1,123,686
 Deferred income taxes      151,879        64,500            -          216,379
                        -----------    ----------    ---------      -----------
   Total Current Assets  18,572,647     2,213,172     (160,331)      20,625,488

PROPERTY AND EQUIPMENT,
 NET                      6,119,608     1,957,195                     8,076,803

OTHER ASSETS:
 Deferred Income Taxes      331,739             -                       331,739
 Goodwill and
  Contractual rights,
  Net                     7,203,761             -                     7,203,761
 Other                      254,461         27,226     120,000 (D)      401,687
                        -----------     ----------    --------      -----------
   Total other assets     7,789,961         27,226     120,000        7,937,187
                        -----------     ----------    --------      -----------

   Total assets         $32,482,216     $4,197,593    $(40,331)     $36,639,478
                        ===========     ==========    ========      ===========

                                  ABLE TELCOM HOLDING CORP.
                                      AND SUBSIDIARIES

                         Pro Forma Combined Balance Sheet (Unaudited)


                        Able Telcom
                        Holding Corp.
                            and       H.C. Connell
                        Subsidiaries       Inc.

                         October 31,  November 30,          Pro Forma
LIABILITIES AND             1995         1995       ---------------------------
SHAREHOLDERS' EQUITY                                Adjustments    Combinded
-------------------------------------------------------------------------------
CURRENT LIABILITIES:
 Current portion of
  long-term debt        $ 2,222,369   $  397,020   $ 1,715,074(A)  $  4,334,463
 Notes payable to
  shareholders/
  directors               1,557,976            -       500,000(A)     2,057,976
 Lines of credit          3,220,000      152,000                      3,372,000
 Accounts payable         3,446,123      477,265       120,000(D)     4,043,388
 Accrued expenses           728,282      368,306                      1,096,588
                        -----------   ----------   -----------     ------------
   Total Current
    Liabilities          11,174,750    1,394,591     2,335,074       14,904,415

LONG-TERM DEBT,
 EXCLUDING CURRENT
 PORTION                  3,033,000      427,597             -        3,460,597
                        -----------   ----------   -----------     ------------

   Total liabilities     14,207,750    1,822,188     2,335,074       18,365,012

Minority interests          807,955            -             -          807,955

SHAREHOLDERS' EQUITY:
 Common stock, $.001
  par value, authorized
  25,000,000 shares;
  issued and
  outstanding
  8,193,212  shares
  in 1995 and
  7,871,771 in 1994           8,193       10,000       (10,000)(A)        8,193
Additional paid-in
 capital                 12,790,196       43,422       (43,422)(A)   12,790,196
Unrealized loss on
 investments,  net          (53,125)           -                        (53,125)
Retained earnings         4,721,247    2,321,983    (2,321,983)(A)    4,721,247
                        -----------   ----------   -----------      -----------

   Total Shareholders'
    Equity               17,466,511    2,375,405    (2,375,405)      17,466,511
                        -----------   ----------   -----------      -----------
   Total liabilities
    and shareholders'
    equity              $32,482,216   $4,197,593   $   (40,331)     $36,639,478
                        ===========   ==========   ===========      ===========

                              ABLE TELCOM HOLDING CORP.
                                 AND SUBSIDIARIES

                 Pro Forma Combined Statement of Income (Unaudited)

                            For the twelve months ended:

                        Able Telcom
                        Holding Corp.
                            and       H.C. Connell
                        Subsidiaries       Inc.

                         October 31,   November 30,          Pro Forma
                            1995          1995       --------------------------
                                                     Adjustments    Combined
                        -------------------------------------------------------
REVENUES                $35,407,581   $11,937,712                   $47,345,293
COSTS AND EXPENSES:
 Costs of revenues
  (exclusive of
  depreciation and
  amortization shown
  separately below)      27,719,750     9,420,336                    37,140,086
 General and
  administrative          5,464,338     2,057,907   $  (389,400)(C)
                                                         24,000 (E)   7,156,845
Depreciation and
 amortization             1,914,064       434,219                     2,348,283
Translation/transaction
 losses, net                 95,798             -                        95,798
Loss on sale of
 investments                100,379             -                       100,379
Interest expense          1,117,932        64,597       178,954 (B)   1,361,483
Interest and other
 income                    (672,598)      (52,018)                     (724,616)
                        -----------   -----------   -----------     -----------
   Total Costs and
    Expenses             35,739,663    11,925,041      (186,446)     47,478,258

   (Loss) Income
    Before Income
    Taxes and Minority
    Interest               (332,082)       12,671       186,446        (132,965)

Income tax (benefit)
 expense                   (368,105)        4,308        63,392 (F)    (300,405)
                        -----------   -----------   -----------     -----------
   Income Before
    Minority Interest        36,023         8,363       123,054         167,440

Minority interest          (317,189)            -             -        (317,189)
                        -----------   -----------   -----------     -----------
   NET (LOSS) INCOME    $  (281,166)  $     8,363   $   123,054     $  (149,749)
                        ===========   ===========   ===========     ===========

WEIGHTED AVERAGE SHARES
 OUTSTANDING:
  Primary                 8,283,668                                   8,283,668
                        ===========                                  ==========

  Fully diluted           8,283,668                                   8,283,668
                        ===========                                  ==========

(Loss) income per
 common share and
 common equivalent
 share:
  Primary               $      (.03)            -   $       .01      $     (.02)
                        ===========    ==========   ===========      ==========

  Fully diluted         $      (.03)            -   $       .01      $     (.02)
                        ===========    ==========   ===========      ==========

                                ABLE TELCOM HOLDING CORP.
                                    AND SUBSIDIARIES

                Notes to Pro Forma Combined Financial Statements (Unaudited)


(A)	Purchase price for the acquisition of all the Common Stock of Connell was composed of seller notes totaling $1,715,074, additional borrowings of $500,000 and cash paid of $160,331. The purchase price is subject to adjustment and is based on the audited book value of Connell at November 30,1995. The acquisition is accounted for under the purchase method of accounting. Accordingly, there is no goodwill recorded in connection with the acquisition.

(B)	Interest expense on the seller notes totaling $1,715,074 at a blended rate of 6.3% and on additional borrowings of $500,000 at 9.75%. Interest was computed as if said debt had been outstanding as of November 1, 1994 through the applicable due dates (June 30, 1996). Additional interest expense, for the remaining four month period, is included based upon an assumed refinancing of the total acquisition debt of $2,215,074 at prime plus 1%.

(C)	To reflect the reduction in salaries and benefits paid to the former owners of Connell during the pro forma period.

(D)	Brokerage commission and other acquisition costs totaling $120,000, included in accounts payable.

(E)	To reflect the amortization of the acquisition costs of $120,000 over 60 months, commencing on November 1, 1994.

(F)	To reflect the tax effect of the pro forma adjustments using the federal statutory tax rate of 34%.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ABLE TELCOM HOLDING CORP.


                                           By: /s/ Daniel L. Osborne
                                           --------------------------
                                           Daniel L. Osborne
                                           Chief Financial and Accounting
                                            Officer, Secretary (Principal
                                            Financial Officer, Principal
                                            Accounting Officer)

Dated:   February 20, 1996